Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments And Contingencies
Commitments and Contingencies

15. Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 70 vessels as at December 31, 2025 is as follows:

Amount
December 31, 2026	$738,217
December 31, 2027	640,757
December 31, 2028	358,765
December 31, 2029	177,745
December 31, 2030 and thereafter	131,342
Total minimum lease revenue, net of address commissions	$2,046,826